UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2016 (September 13, 2016)

ARMSTRONG WORLD INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	1-2116	23-0366390
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

2500 Columbia Avenue P.O. Box 3001 Lancaster, Pennsylvania	17603
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (717) 397-0611

NA

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)	Appointment of Director

On September 13, 2016, the Board of Directors (the “Board”) of Armstrong World Industries, Inc. (the “Company”) appointed Roy W. Templin to the Board, effective as of September 13, 2016. Mr. Templin will also serve on the Management Development and Compensation Committee of the Board.

Mr. Templin, 56, served as Chairman of the Board of Directors of Con-Way Incorporated (NYSE:CNW) from January 2014 until its acquisition by XPO Logistics Inc. in 2015. Mr. Templin previously served as Executive Vice President and Chief Financial Officer of Whirlpool Corporation (NYSE:WHR), an appliance manufacturer and marketer, from 2004 to 2012, and as Vice President and Controller of Whirlpool Corporation from 2003 to 2004. Prior thereto, Mr. Templin served as Vice President, Finance and Chief Accounting Officer of Kimball International, Inc. Mr. Templin currently serves on the Board of Trustees of the Goldman Sachs Mutual Funds.

The Board determined that Mr. Templin qualifies as an “independent director” pursuant to the rules of the NYSE and the Company’s Corporate Governance Principles regarding independence of members of the Board and has affirmatively determined that Mr. Templin satisfies such independence requirements.

In connection with his appointment, Mr. Templin will receive a grant of restricted stock units of the Company representing a total value of $87,164, which amount reflects the pro-rated equity portion of the retainer for Board service between Mr. Templin’s appointment and the Company’s next annual meeting of shareholders. The exact amount of restricted stock units underlying the grant to Mr. Templin will be based on the September 14, 2016 closing share price of the Company’s common stock, as reported on the NYSE. The grant of restricted stock units will be made in accordance with the terms of the Company’s 2016 Director Stock Unit Plan, as amended.

In connection with Mr. Templin’s appointment to the Board, the Company anticipates that it will enter into an Indemnification Agreement with Mr. Templin in substantially the same form previously filed with respect to other directors as Exhibit 10.71 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2015.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release of Armstrong World Industries, Inc. dated September 15, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARMSTRONG WORLD INDUSTRIES, INC.

By:	/s/ Mark A. Hershey
Mark A. Hershey
Senior Vice President, General Counsel, Secretary and Chief Compliance Officer

Date:	September 15, 2016

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Armstrong World Industries, Inc. dated September 15, 2016